                                                                    EXHIBIT 10.5



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                    CLASS A COMMON STOCK SUBSCRIPTION WARRANT

                      TO PURCHASE SHARES OF COMMON STOCK OF
               VICTORY ENTERTAINMENT CORP., A FLORIDA CORPORATION
                                 (THE "COMPANY")

                     DATE OF INITIAL ISSUANCE: JULY 1, 1999

     THIS CERTIFIES THAT, for value received,        (the "Holder") is entitled
to purchase from the Company during the Term of this Warrant at the times provided for herein, the number of shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") as specified herein, at the Warrant Price (as hereinafter defined), payable in the manner specified herein. The conversion of this Warrant shall be subject to the provisions, limitations and restrictions herein contained.

     SECTION 1. DEFINITIONS.

     COMMON STOCK - shall mean and include the Company's authorized Common Stock, par value $0.001 per share, as constituted at the date hereof, and shall also include any capital stock of any class of the Company hereafter authorized which has the right to participate in the distribution of earnings and assets of the Company without limit to amount or percentage.

     SECURITIES ACT - the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     TERM OF THIS WARRANT - shall mean the two-year period beginning on July 1, 1999 and ending upon the expiration of 2 years for the date of issuance. (the "Expiration Date").

     WARRANT PRICE - is defined in Section 2.1 hereof.

     WARRANT RIGHTS - the rights of the Holder to purchase shares of Common Stock upon conversion of this Warrant, which rights shall not relate to shares of Common Stock already purchased pursuant to this Warrant.

     WARRANT SHARES - shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the conversion hereof.

     SECTION 2. EXERCISE OF WARRANT

     2.1. RIGHT TO EXERCISE WARRANT. At any time, and from time to time during the term of this Warrant, the Holder hereof shall have the right to convert this Warrant, in whole or in part to purchase of Common Stock. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day that is not such a day in accordance with the terms hereof

     The Warrant Price shall be $7.00 per share and shall be paid in cash.

     2.2. Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of Warrant Shares determined in accordance with the foregoing.

     2.3. TRANSFER AND RESTRICTION LEGEND. Subject to compliance with the provisions of this Section 2.3 and the Private Placement Memorandum of Lightpoint Entertainment, Inc., a subsidiary of the Company, dated July 13, 1998, (the "PPM"), this Warrant is freely transferable by the Holder, except as transferability may be limited by federal and state securities laws. This Warrant is separately detachable from the shares of Common Stock included with this Warrant in the units purchased by the Holder, and Holder may transfer all or any portion of this Warrant to a third party without transferring an equivalent number of shares to such third party. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE RIGHT OF FIRST REFUSAL OF THE COMPANY."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

     SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and receipt by the Company of the Warrant Price, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant, or any Warrant Shares or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     SECTION 4. OWNERSHIP.

     4.1. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration or transfer as provided in this Section 4.

     4.2. TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are subject to applicable federal and state securities laws, and subject to compliance with the provisions contained in Section 2.3 hereof and the PPM, and transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees shall be made and delivered by the Company upon compliance with the provisions of Section 2.3 hereof and the PPM, and upon surrender of this Warrant duly endorsed. The Company shall not be obligated to effect any transfer of this Warrant or register such transfer, if such transfer is not made in compliance with the provisions of Section 2.3 hereof and the PPM. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder, an irrevocable agreement of indemnity by such

Holder shall be sufficient for all purposes of this Section 4, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder.

     SECTION 5. REDEMPTION OF WARRANTS. This Warrant is subject to redemption by the Company, at any time, at the Company's sole option. The redemption price shall be ten cents ($.10) for each share this Warrant is convertible into. The Company shall give the Holder thirty (30) days written notice of its intention to redeem this Warrant.

     SECTION 6. NOTICE OF EXTRAORDINARY DIVIDENDS. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than ten (10) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant may be converted, in whole or in part, pursuant to Section
2.1 of this Warrant, and is converted prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 5.

     SECTION 7. FRACTIONAL SHARES. Fractional shares shall not be issued upon the conversion of this Warrant but in any case where the Holder would, except for the provisions of this Section 8, be entitled under the terms hereof to receive a fractional share upon the conversion of this Warrant, the Company shall, upon the conversion of this Warrant, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

     SECTION 8. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder or the Company shall be effected on the seventh day following delivery to the United States Post Office, proper postage prepaid, sent by certified or registered mail return receipt requested, or on the day delivered by hand and receipted, or on the second business day after delivery to a recognized overnight courier service, addressed to the Holder at the address thereof specified in the records of the Company or to such other address as shall have been furnished to the Company in writing by the Holder or the Company at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819 or to such other address as shall have been furnished in writing to the Holder by the Company.

     SECTION 9. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     SECTION 10. LAW GOVERNING. This Warrant shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to the principles of the conflict of laws thereof.

     SECTION 11. NO THIRD PARTY BENEFICIARY. Nothing herein expressed or implied is intended to or shall be construed to confer upon or give to any person, corporation, group or entity (of any nature) other than the parties hereto, their respective successors or permitted assigns, any rights, remedies or obligations under or by reason of this Warrant.

     SECTION 12. MISCELLANEOUS. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this day of 1999.

                                   VICTORY ENTERTAINMENT CORP.


                                   By:
                                      -------------------------------------

                          [FORM NOTICE OF CONVERSION]

                   TO BE EXECUTED BY THE REGISTERED HOLDER IF
                   SUCH HOLDER DESIRES TO CONVERT THE WARRANT

To________________________________ :

     The undersigned hereby irrevocably elects to convert the Warrant to purchase______ shares of Common Stock issuable upon the conversion of such Warrant and requests that Certificate for such shares be issued in the name of:


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------
           (Please insert social security or other identifying number)


--------------------------------------------------------------------------------
                   (Please insert number of shares exercised)


--------------------------------------------------------------------------------
                        Please insert Warrant Price Paid


--------------------------------------------------------------------------------
              (Please specify whether payment is in cash or Notes)

If such number of Warrant shall not be all the Warrant evidenced by the accompanying Warrant, a new Warrant for the balance remaining of such Warrant shall be registered in the name of and delivered to:


-----------------------------------------------------------
     (Please print name and address)


-----------------------------------------------------------
(Please insert social security or other identifying number)

Dated: ___________________, _______.

                                    [HOLDER]

                                   By:
                                      -------------------------------------